UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

In connection with discussions with lenders (the “Lenders”) under its senior secured term loan B credit facility (the “Term Loan B Facility”), Spirit AeroSystems Holdings, Inc., a Delaware corporation (“Spirit” and, together with its consolidated subsidiaries, the “Company”), is providing the following estimated and preliminary unaudited financial information for the fourth quarter ended December 31, 2024 ($ in millions):

Preliminary Financial Results (unaudited)

	Fourth Quarter Ended December 31
	2024	2023
Net revenues	$1,662	$1,813
Cost of sales	$2,075	$1,522
Gross (loss) profit	$(413)	$291

Net cash used in operating activities	$136	$114
Free cash flow(1)	$91	$42

	December 31, 2024	December 31, 2023
Cash	$537	$824
Total debt	$4,394	$4,084

•	Revenue: Revenue decreased from the fourth quarter of 2023, primarily due to the impacts from the Boeing Memorandum of Agreement (MOA) executed in October 2023 recognized in the fourth quarter of 2023, including favorable pricing adjustments on the Boeing 787 program and the reversal of the potential claim related to the Boeing 737 vertical fin attach fittings issue, partially offset by higher Defense and Space revenues in the fourth quarter of 2024. Overall deliveries increased during the fourth quarter of 2024 compared to the same period of 2023, including higher Boeing 737 deliveries.

•	Gross (Loss) Profit (Net Revenues less Cost of Sales): Gross loss was recognized in the fourth quarter of 2024 compared to gross profit for the same period of 2023. The operating income recognized in the fourth quarter of 2023 included the favorable impact of the Boeing MOA executed in October 2023 to the Boeing 787 program, including favorable change in estimates as well as a material right obligation liability reversal.

Total changes in estimates recognized in the fourth quarter of 2024 included net forward loss charges of $401 and unfavorable cumulative catch-up adjustments of $6. Net forward losses were mainly driven by the Boeing 787, Airbus A220 and Airbus A350 programs of $167, $73 and $64, respectively, resulting from production performance as well as labor and supply chain cost growth. Excess capacity costs during the fourth quarter of 2024 were $54. In comparison, during the fourth quarter of 2023, largely driven by the favorable impact of the Boeing MOA executed in October 2023, Spirit recognized forward loss reversals of $206 and material right obligation liability reversal of $155 related to the Boeing 787 program. Additionally, unfavorable cumulative catch-up adjustments were $55 and excess capacity costs were $31 in the same period of 2023.

•	Free Cash Flow(1): Free cash flow for the fourth quarter of 2024 improved compared to the same period of 2023, largely resulting from higher Boeing 737 deliveries as well as the timing of working capital.

•	Cash: During the fourth quarter of 2024, as previously disclosed, the Company announced agreements with both major customers, Boeing and Airbus, which provided cash funding. Boeing agreed to provide advance payments of up to $350, and Airbus agreed to provide a non-interest bearing line of credit up to $107. As of the end of the fourth quarter of 2024, $200 was advanced from Boeing and $70 was advanced from Airbus.

Reflected in the estimated and preliminary unaudited financial information provided above are the following deliveries by program:

Spirit Shipset Deliveries

(one shipset equals one aircraft)

	4th Quarter		Twelve Months
	2024	2023	2024	2023
B737	133	104	268	356
B767	5	9	25	33
B777	3	9	28	32
B787	19	11	55	36
Total Boeing	160	133	376	457

A220	26	20	82	63
A320 Family	181	150	648	573
A330	9	9	36	35
A350	15	17	59	54
Total Airbus	231	196	825	725

Business/Regional Jet	66	69	231	236

Total	457	398	1,432	1,418

The following table provides a reconciliation between free cash flow and net cash used in operating activities ($ in millions):

Free Cash Flow Reconciliation

	Fourth Quarter Ended December 31
	2024	2023
Net cash used in operating activities	$136	$114
Capital expenditures	$(46)	$(72)
Free cash flow(1)	$91	$42

(1)	Free cash flow is defined as GAAP cash provided by (used in) operating activities less capital expenditures for property, plant and equipment. Management believes free cash flow provides investors with an important perspective on the cash available for stockholders, debt repayments including capital leases, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. The most comparable GAAP measure is cash provided by (used in) operating activities. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

The information required by Item 2.02 of Form 8-K that is included in Item 7.01 of this report and in Exhibit 99.1 to this report is incorporated by reference herein.

The Company’s financial closing procedures for the fourth quarter and the year ended December 31, 2024, are not yet complete. The preliminary financial information presented consists of estimates based on information available to management as of the date of this report, has not been reviewed or audited by the Company’s independent registered public accounting firm, and is subject to change. It is possible that the final results may differ from the preliminary information provided, including differences due to the completion of the financial closing procedures or the annual audit process, or changes in facts, circumstances, assumptions or developments in the interim. The preliminary financial information presented does not present all information necessary for a complete understanding of the Company’s results for the periods presented and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure.

In connection with its discussions with the Lenders, Spirit has provided to the Lenders the investor presentation furnished as Exhibit 99.1 to this report and incorporated herein by reference (the “Lender Information”), which includes certain information about the Company that had not previously been disclosed publicly by Spirit. The Lender Information was shared with the Lenders subject to the confidentiality provisions of the Term Loan B Facility, was not prepared with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to Spirit. The disclosure of the Lender Information in this report should not be regarded as an indication that Spirit or any third party considers the Lender Information to be material non-public information or a reliable prediction of future events, and the Lender Information should not be relied upon as such. Neither Spirit nor any third party makes any representation to any person regarding the accuracy or completeness of any of the Lender Information or undertakes any obligation to update the Lender Information to reflect circumstances existing after the date when the Lender Information was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Lender Information become or are shown to be incorrect.

The information furnished pursuant to Item 7.01 and pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Exchange Act or any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Investor presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect our current expectations or forecasts of future events, and include all statements other than historical fact, including statements regarding preliminary financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “designed,” “ensure,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “preliminary,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown, including, but not limited to, those described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024 (the “2023 Form 10-K”) and subsequent Quarterly Reports on Form 10-Q. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. The preliminary financial information and outlook presented in this report are estimates based on information available to management as of the date of this report, have not been reviewed or audited by our independent registered public accounting firm, and are subject to change. There can be no assurance that our actual results will not differ from the preliminary financial information presented in this report. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following:

•	risks and uncertainties related to our preliminary financial results for the three and twelve months ended December 31, 2024;
•	our ability to satisfy our liquidity needs, the success of our liquidity enhancement plans, operational and efficiency initiatives, our ability to access the capital and credit markets (including as a result of any contractual limitations, including the Merger Agreement, as defined below), the outcomes of active discussions related to the timing or amounts of repayment for certain customer advances and pricing adjustments on certain loss-making programs, and the costs and terms of any additional financing;
•	the continued fragility of the global aerospace supply chain including our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures;
•	our ability and our suppliers’ ability and willingness to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases;
•	our ability to maintain continuing, uninterrupted production at our manufacturing facilities and our suppliers’ facilities;
•	our ability, and our suppliers' ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market;
•	the effect of economic conditions, including increases in interest rates and inflation, on the demand for our and our customers’ products and services, on the industries and markets in which we operate in the U.S. and globally, and on the global aerospace supply chain;
•	the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions;
•	the recent outbreak of war in Israel and the Gaza Strip and the potential for expansion of the conflict in the surrounding region, which may impact certain suppliers' ability to continue production or make timely deliveries of supplies required to produce and timely deliver our products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions;
•	our relationships with the unions representing many of our employees, including our ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to our union employees;
•	the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for our and our customers’ products and services, the industries and the markets in which we operate in the U.S. and globally;
•	the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft;
•	our reliance on The Boeing Company (“Boeing”) and Airbus SE and its affiliates for a significant portion of our revenues;
•	the business condition and liquidity of our customers and their ability to satisfy their contractual obligations to the Company;
•	the certainty of our backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models;
•	our ability to accurately estimate and manage performance, cost, margins, and revenue under our contracts, and the potential for additional forward losses on new and maturing programs;
•	our accounting estimates for revenue and costs for our contracts and potential changes to those estimates;
•	our ability to continue to grow and diversify our business, execute our growth strategy, and secure replacement programs, including our ability to enter into profitable supply arrangements with additional customers;
•	the outcome of product warranty or defective product claims and the impact settlement of such claims may have on our accounting assumptions;
•	competitive conditions in the markets in which we operate, including in-sourcing by commercial aerospace original equipment manufacturers;
•	our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing, Airbus and its affiliates and other customers;
•	the possibility that our cash flows may not be adequate for our additional capital needs;
•	any reduction in our credit ratings;
•	our ability to avoid or recover from cyber or other security attacks and other operations disruptions;
•	legislative or regulatory actions, both domestic and foreign, impacting our operations, including the effect of changes in tax laws and rates and our ability to accurately calculate and estimate the effect of such changes;
•	spending by the U.S. and other governments on defense;
•	pension plan assumptions and future contributions;
•	the effectiveness of our internal control over financial reporting;
•	the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including our exposure to potential product liability and warranty claims;
•	adequacy of our insurance coverage;
•	our ability to continue selling certain receivables through the receivables financing programs;
•	our ability to effectively integrate recent acquisitions, along with other acquisitions we pursue, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions;
•	the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of new or increased tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies; and

•	risks and uncertainties relating to the proposed acquisition of Spirit by Boeing (the “Merger”) pursuant to Spirit’s agreement and plan of merger with Boeing (the “Merger Agreement”) and the transactions contemplated by our term sheet with Airbus SE (the “Airbus Business Disposition” and, together with the Merger, the “Transactions”), including, among others, the possibility that we are unable to negotiate and enter into definitive agreements with Airbus SE and its affiliates with respect to the Airbus Business Disposition; the possible inability of the parties to a Transaction to obtain the required regulatory approvals for such Transaction and to satisfy the other conditions to the closing of such Transaction (including, in the case of the Merger, approval of the Merger Agreement by Spirit stockholders) on a timely basis or at all; the possible occurrence of events that may give rise to a right of one or more of the parties to the Merger Agreement to terminate the Merger Agreement; the risk that the Merger Agreement is terminated under circumstances requiring us to pay a termination fee; the risk that we are unable to consummate the Transactions on a timely basis or at all for any reason, including, without limitation, failure to obtain the required regulatory approvals, failure to obtain Spirit stockholder approval of the Merger Agreement or failure to satisfy other conditions the closing of either of the Transactions; the potential for the pendency of the Transactions or any failure to consummate the Transactions to adversely affect the market price of Spirit common stock or our financial performance or business relationships; risks relating to the value of Boeing common stock to be issued in the Merger; the possibility that the anticipated benefits of the Transactions cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of our operations with those of Boeing will be greater than expected; risks relating to significant transaction costs; the intended or actual tax treatment of the Transactions; litigation or other legal or regulatory action relating to the Transactions or otherwise relating to us or other parties to the Transactions instituted against us or such other parties or Spirit’s or such other parties’ respective directors and officers and the effect of the outcome of any such litigation or other legal or regulatory action; risks associated with contracts containing provisions that may be triggered by the Transactions; potential difficulties in retaining and hiring key personnel or arising in connection with labor disputes during the pendency of or following the Transactions; the risk of other Transaction-related disruptions to our business, including business plans and operations; the potential for the Transactions to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the agreements relating to the Transactions to adversely affect our ability to pursue other business opportunities or strategic transactions; and competitors’ responses to the Transactions.

These factors are not exhaustive, and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You should review carefully the sections captioned “Risk Factors” in the 2023 Form 10-K and the Company’s subsequent Quarterly Reports on Form 10-Q for a more complete discussion of these and other factors that may affect our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: February 10, 2025	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer